UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities and Exchange Act of 1934
Date of Report (Dated of earliest event reported):
May 6, 2014

HERITAGE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 0-29480

Washington	91-1857900
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

201 Fifth Avenue SW, Olympia, WA	98501
(Address of principal executive offices)	(Zip Code)
(360) 943-1500
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
On May 6, 2014, Heritage Financial Corporation (“Heritage”) filed a Current Report on Form 8-K (the "Original Report") reporting the completion of its strategic merger effective May 1, 2014 with Washington Banking Company (“Washington Banking”) and its wholly owned subsidiary, Whidbey Island Bank located in Oak Harbor, Washington. Pursuant to an Agreement and Plan of Merger, dated as of October 23, 2013, Washington Banking merged with and into Heritage (the “Merger”). Immediately following the Merger, Whidbey Island Bank, merged with and into Heritage’s wholly owned subsidiary bank, Heritage Bank (“Heritage Bank”). In the Original Report, Heritage indicated that it would amend the Form 8-K at a later date to include the financial information required by Item 9.01
This Current Report on Form 8-K/A amends the Original Report to provide the historical financial statements of Washington Banking described in Item 9.01(a) below and the unaudited pro forma financial information described in Item 9.01(b) below.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.
To the extent required by this Item 9.01(a), the Audited Consolidated Financial Statements of Washington Banking as of December 31, 2013 and December 31, 2012 and for the years ended December 31, 2013, December 31, 2012 and December 31, 2011, the Report of Independent Registered Public Accounting Firm thereon, as well as the accompanying Notes thereto, included in Item 8 of Part II of Washington Banking’s Annual Report on Form 10-K (the “Washington Banking Annual Report”) and in Item 15. “Exhibits, Financial Statement Schedules,” of Part IV of the Washington Banking Annual Report, as filed with the Securities and Exchange Commission on March 14, 2014, are incorporated by reference herein.

(b) Pro Forma Financial Information.
The unaudited pro forma condensed combined consolidated financial information required by Item 9.01(b) of Form 8-K of Heritage and Washington Banking, for the year ended December 31, 2013, reflecting the Merger is included as Exhibit 99.2 to this amended Current Report on Form 8-K/A and incorporated herein by reference.

(d) Exhibits

Exhibit 23.1	Consent of Independent Certified Public Accountant.

Exhibit 99.1	Audited financial statements of Washington Banking Company and Subsidiaries for the fiscal years ended December 31, 2013, 2012 and 2011.

Exhibit 99.2	Unaudited pro forma combined condensed consolidated financial statements of Heritage and Washington Banking for the year ended December 31, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE FINANCIAL CORPORATION

Date: July 17, 2014	By:	/s/ Brian L. Vance
Brian L. Vance
President and Chief Executive Officer

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